UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

July 22, 2019             (July 22, 2019)

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Date of report     (Date of earliest event reported)

Hexcel Corporation

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(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut  06901-3238

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(Address of Principal Executive Offices and Zip Code)

(203) 969-0666

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(Registrant's telephone number, including area code)

N/A

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	HXL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.□

Section 2 – Financial Information

Item 2.02   Results of Operations and Financial Condition

On July 22, 2019, Hexcel Corporation (the “Company”) issued a press release in which the Company announced its financial results for its fiscal quarter ended June 30, 2019.  A copy of this earnings press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01   Regulation FD Disclosure

The information contained in Item 2.02 of this report is incorporated by reference into this Item 7.01.

Section 8 – Other Events

Item 8.01   Other Events

On July 22, 2019, the Company posted to its website a table which summarizes sales by segment and market for the quarters ended June 30, 2019 and 2018, March 31, 2019 and 2018 and the six-month periods ended June 30, 2019 and 2018.  A copy of this information is being furnished as Exhibit 99.2 and is incorporated herein by reference.  Other information appearing on the Company’s website is not incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

99.1	Press Release issued by the Company on July 22, 2019.

99.2	Sales by segment and market for the quarters ended June 30, 2019 and 2018, March 31, 2019 and 2018 and the six-month periods ended June 30, 2019 and 2018.

The information contained in this Current Report on Form 8-K, including the accompanying Exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

July 22, 2019

/s/ Kimberly A. Hendricks

Kimberly A. Hendricks

Senior Vice President, Corporate Controller & Chief Accounting Officer